UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act

Date of Report (Date of Earliest event Reported): March 25, 2014

SMARTDATA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1436 Legend Hills Dr.

Clearfield, Utah 84015

(Address of principal executive offices, including zip code)

(801) 244-4405

(Registrant’s telephone number, including area code)

P.O. Box 1593

Moab, Utah 84532

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .. Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .. Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .. Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 25, 2014, SMS Management Services, LLC("SMS") an entity approximately 66% controlled by S. Matthew Schultz the Company's Chief Executive Officer and Bruce Lybbert a Director of the Company and SmartData Corporation, (the "Company") entered into an Asset and Intellectual Property Purchase Agreement ("Purchase Agreement").   Pursuant to which SMS sold to the Company: (i) all Intellectual Property rights, title and interest in Patent # 8,105,401 'Parallel Path, Downdraft Gasifier Apparatus and Method' (ii) all Intellectual Property rights, title and interest in Patent # 8,518,133 'Parallel Path, Downdraft Gasifier Apparatus and Method'  (iii) all of the Property rights, title and interest in a 32 inch Downdraft Gasifier ("Gasifier").

Pursuant to the Purchase Agreement the Company agreed to issue 715,320 shares of "SMARTDATA" $0.001 par value common stock to SMS or it's designees and assume $156,900 in liabilities due to Petersen Incorporated for the engineering and construction of the Gasifier.

The foregoing description of the terms of the Purchase Agreement is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this report, which is incorporated by reference herein.

In connection with entering into the Purchase Agreement the Company has begun pursuing opportunities to utilize the assets and intellectual properties purchased.  The Company aims to further develop these technologies in order to pursue licensing, manufacturing and direct sales agreements for its Gasifier technology.

The technologies and prototype will undergoing clinical lab testing to further establish its capability of producing large volumes of clean, renewable energy from any carbon compound (Municipal Solid Waste (MSW), Coal, Sewage Sludge) into clean Synthesis Gas.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 1. Business.

Business Development

SmartData Corporation was incorporated in State of Nevada on October 15, 1987. The original ongoing business of SmartData was the distribution and sale of computer hardware and software. SmartData provided small businesses a framework to measure productivity, and offered additional services such as staff leasing, insurance benefits, and retirement planning. SmartData conducted a 504 public offering in the State of Nevada in December 1987. Smart Data began trading publicly in January 1988. Due to a series of unfortunate events, including the untimely death of the founding CEO, Mr. Paul Gambles, SmartData discontinued active business operations in 1992.

On March 25, 2014, SmartData Corporation,  entered into an Asset and Intellectual Property Purchase Agreement ("Purchase Agreement").   Pursuant to which the Company acquired: (i) all Intellectual Property rights, title and interest in Patent # 8,105,401 'Parallel Path, Downdraft Gasifier Apparatus and Method' (ii) all Intellectual Property rights, title and interest in Patent # 8,518,133 'Parallel Path, Downdraft Gasifier Apparatus and Method'  (iii) all of the Property rights, title and interest in a 32 inch Downdraft Gasifier ("Gasifier").  Pursuant to the Purchase Agreement the Company agreed to issue 715,320 shares of "SMARTDATA" $0.001 par value common stock and assume of $156,900 in liabilities to Petersen Incorporated for the engineering and construction of the Gasifier.

Upon execution of the Asset Purchase agreement the Company ceased to be a shell Company as defined in Rule 12b-2 under the Exchange Act. The Company intends to pursue the development of operations through the acquisition and development of green energy technologies.

GENERAL DISCUSSION OF OPERATIONS

The Company has had limited operations; we are a development stage company. The Company has a very limited operating history with comparatively limited assets and cash resources.

The Company currently has no employees, contracts the services of consultants in the various areas of expertise as required. Mr. Schultz, Chief Executive Officer and Director, currently devotes no more than 50% of his time to the day-to-day operations of the Company.  Mr. Bradford, Chief Financial Officer of the Company, currently devotes no more than 10% of his time to the operations of the Company. Mr. Barrett, Chief Operations Officer of the Company, also currently devotes no more than 10% of his time to the operations of the Company.

The way in which the business currently operates is as follows:

The Company's Chief Executive Officer, S. Matthew Schultz, currently manages the day-to- day operations of the Company. He is responsible for the negotiation of contracts, oversees the design, marketing and implementation of the products and processes, and manages licenses, patents, and other intangible assets of the Company. In addition, Mr. Schultz researches financing and investors for the Company.

The Company's CFO, Zachary K. Bradford, is responsible implementing strategic goals and objectives of the Company. He is also in charge of managing the financial risks of the Company, financial planning, accounting records, SEC filings, reviewing financial data, reporting financial performance, preparing budgets, and monitoring expenditures and costs.

The Company's COO, Michael Barrett, is responsible for implementing and overseeing research and development activities. In addition, he is responsible for determining the feasibility and marketability of our technology and future technologies which the Company may acquire.

The amount of time devoted to the Company currently by officers and employees is due to the limited operations and resources of the Company. However, the Company feels the time devoted to operations is enough to cover the current operational requirements.

DESCRIPTION OF BUSINESS.

SmartData Corporation is in the business of acquiring, licensing and marketing patents and technology to create renewable energy from solid waste. We plan to turn today’s landfill dilemma into today’s energy solution.

SmartData Corporation's technology converts any organic material into SynGas. SynGas can be used as clean, renewable, environmentally friendly, warming fuel for power plants, motor vehicles, and as feedstock for the generation of DME (Di-Methyl Ether). DME is the premier energy carrier and offers a range of important benefits:

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Simple and low cost of production

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An environmentally-benign propellant and coolant

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Clean-burning and high energy efficiency

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Lower transportation and distribution costs

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Easily converted into other fuels and chemicals

The Stratean Gasifier converts the following materials into clean, reusable, renewable, and affordable energy:

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Municipal Solid Waste (MSW)

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Municipal sewage sludge

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Food and cooking waste

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Petroleum sludge and oily wastes

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Animal manures

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Cellulosic and non-cellulosic biomass

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Energy crops

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Scrap tires

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Coal

The process involves the grinding, drying, separating, mixing, and then pelletizing of solid waste. These pellets constitute the feedstock for the Gasifier. Gasifying the pellets produces SynGas.  SynGas can be converted into multiple forms of energy including motor vehicle and jet fuels. The SynGas produced is so clean that it generally does not require hot-gas cleanup. SynGas is mostly hydrogen and carbon monoxide. Hydrogen and carbon monoxide are primary building blocks for fuels and chemicals. SynGas is a clean burning fuel suitable for use in duel-fuel diesel engines, gas turbines, and steam boilers.

The SmartData Stratean process has turned the world’s waste problem into an abundant, renewable resource of energy. The Stratean production can be adapted to the specific energy requirements of a given area. Communities benefit from the countless options created including inexpensive green electric power for homes, clean-burning fuel for garbage trucks, street maintenance equipment, or for resale to other municipalities. Because of the modular nature of the components intrinsic to the process, the plant could provide one energy source, then be converted to provide a different energy product. A Stratean facility could produce additional electric power during the peak demand part of the day and produce fuels during the rest of the day.

Our market segmentation is vast as we can apply our technology to anything that is carbon based.  The markets for which we have focused our efforts on include: the electric utility market, municipal waste, processing plants, the refining sector, stranded natural gas fields, and Canadian oil sands.

COMPETITION

We face significant competition in the alternative energy markets. Some of our competitors have substantially larger financial and other resources.  Factors that affect our ability to further test our Commercial Demonstration Units include available funds, available information and our standards established for projected return on investment.  Our Gasifier system is set up to compete against larger gasification projects, our Modular concept allows for parallel processing so facility could be easily expanded or reduced without risk or changing the basic structure by simply adding or removing module units, it also allows for multiple end product processing, producing electricity, ethanol, and fuels simultaneously, and for universal parts which reduces maintenance costs.  This design factor solves repair and maintenance problems by simply shutting down the unit(s) to be repaired and bringing the reserve unit(s) online. All of these attributes contribute to the Company’s ability to compete with the larger, more established, Competitors that have large systems that require significant downtime for maintenance and repair.

Gasification technologies can incorporate any one of a number of Gasifiers.  Eight gasification technologies that are predominantly used in commercial applications and/or have been extensively studied are:

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Texaco Entrained Flow (Downflow) Gasifier

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E-Gas Entrained Flow (Upflow) Gasifier

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Shell Entrained Flow (Upflow) Gasifier

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KRW Fluidized-Bed Gasifier

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Kellogg Transport Reactor Gasifier

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Lurgi Dry Ash Gasifier

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British Gas/Lurgi Fixed Bed Gasifier

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Plasma Gasification

These current technologies of our competitors have a number of inherent problems:

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Large footprint plants and high operating costs.

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Operational sensitivity to properties of different feedstock especially moisture content.

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Tendency to caking and bridging.

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Produces a dirty gas, expensive to clean or only suitable for low efficiency conversion in a steam-boiler turbine generator (10% electrical efficiency).

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Inefficient usage of created energy to power plasma conversion.

The principal advantages of the SmartData's Stratified Downdraft Gasifier are:

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Modular concept allows for parallel processing so facility could be easily expanded or reduced without risk or changing the basic structure by simply adding or removing module units, it also allows for multiple end product processing, producing electricity, ethanol, and fuels simultaneously, and for universal parts which reduces maintenance costs.

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The one stage process is very simple and does not require highly qualified engineers to operate because of the automation,

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The direct heat transfer of the gases to the material being gasified is  efficient, and as a natural consequence of the process, the product gas is stripped of its impurities, eliminating the costly hot gas clean up associated with other Gasifiers,

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Pollutant absorbing binder aids in efficiency, cracking hydrocarbons acting as a catalyst, and absorbs the pollutants, oxidizes carbon eliminating water vapor and all but 5 – 10% carbon dioxide, which in our estimation will eliminate the need for carbon sequestration.

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Ash by product makes an excellent road and cement aggregate,

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Process is nearly 100%  environmentally friendly,

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Any and all liquid and solid organic wastes can be utilized and disposed of, producing no residual wastes.

DEPENDENCE ON MAJOR CUSTOMERS

As of the date of this filing, the Company has not offered or sold our products to any major customers. We intend to distribute our products through advertisements and sales calls on potential customers with demonstrations of how our products work. Loss of any major customer could materially affect our financial performance at that stage.

INTELLECTUAL PROPERTY

On March 25, 2014, SMS Management Services, LLC("SMS") an entity approximately 66% controlled by S. Matthew Schultz the Company's Chief Executive Officer and Bruce Lybbert a Director of the Company and SmartData Corporation, (the "Company") entered into an Asset and Intellectual Property Purchase Agreement ("Purchase Agreement").   Pursuant to which SMS sold to the Company: (i) all Intellectual Property rights, title and interest in Patent # 8,105,401 'Parallel Path, Downdraft Gasifier Apparatus and Method' (ii) all Intellectual Property rights, title and interest in Patent # 8,518,133 'Parallel Path, Downdraft Gasifier Apparatus and Method'  (iii) all of the Property rights, title and interest in a 32 inch Stratean Downdraft Gasifier ("Gasifier").

Pursuant to the Purchase Agreement the Company agreed to issue 715,320 shares of "SMARTDATA" $0.001 par value common stock to SMS or it's designees and assume of $156,900 in liabilities to Petersen Incorporated for the engineering and construction of the Gasifier.

In connection with entering into the Purchase Agreement the Company has begun pursuing opportunities to utilize the assets and intellectual properties purchased.  The Company aims to further develop these technologies in order to pursue licensing, manufacturing and direct sales agreements for its Gasifier technology.

The technologies and prototype will undergoing clinical lab testing to further establish its capability of producing large volumes of clean, renewable energy from any carbon compound (Municipal Solid Waste (MSW), Coal, Sewage Sludge) into clean Synthesis Gas. See “Description of Business” on page 4 for a description of this technology

PRODUCTION, PRICES AND COSTS

The Company has limited operations and in accordance with Statement of Accounting Standards No. 7 "Accounting and Reporting by Development Stage Enterprises" is considered to be in the development stage. Therefore, during the first fiscal year, the Company has limited production activity, no revenues, or costs of production.

GOVERNMENTAL REGULATION

GENERAL. The Company is subject to federal, state and local laws and regulations governing environmental quality and pollution control. It is anticipated that, absent the occurrence of an extraordinary event, compliance with existing federal, state and local laws, rules and regulations concerning the protection of the environment and human health will not have a material effect upon the Company, capital expenditures, or earnings. The Company cannot predict what effect additional regulation or legislation, enforcement policies thereunder and claims for damages for injuries to property, employees, other persons and the environment resulting from the Company's operations. The Company's operations related to the creation of Gasifier units and alternative energy are subject to environmental regulation by state and federal authorities including the Environmental Protection Agency ("EPA"). This regulation has not increased the cost of planning, designing, drilling, operating to date. Although the Company believes that compliance with environmental regulations will not have a material adverse effect on its operations or results of these operations, there can be no assurance that significant costs and liabilities, including criminal penalties, will not be incurred. Moreover, it is possible that other developments, including stricter environmental laws and regulations, and claims for damages for injuries to property or persons resulting from the Company's activities could result in substantial costs and liabilities.

OSHA. In the conduct of its activities the Company and its operations will be subject to the requirements of the federal Occupational Safety and Health Act ("OSHA") and comparable state statutes. The OSHA hazard communication standard, the EPA community right-to-know regulations under Title III of the federal Superfund Amendment and Reauthorization Act and similar state statutes require us to organize information about hazardous materials used, released or produced in its operations. Certain of this information must be provided to employees, state and local governmental authorities and local citizens. The Company is also subject to the requirements and reporting set forth in OSHA workplace standards.

Other than the above regulations and maintaining our good standing in the State of Nevada, complying with applicable local business licensing requirements, complying with all state and federal tax requirements, preparing our periodic reports under the Securities Exchange Act of 1934, as amended, and complying with other applicable securities laws, rules, and regulations, we do not believe that existing or probably governmental regulations will have a material effect on our operations. The Company does not currently require the approval of any governmental agency or affiliated program for its operations.

EMPLOYEES, CONSULTANTS, AND CONTRACTORS

The Company currently has no employees. The management, administration, and investor relations aspects of the Company's business are conducted by its officers. Other aspects of current operation are completed by consultants and contractors as needed.

Item 1A. Risk Factors.

RISK FACTORS

YOU SHOULD CAREFULLY READ AND CONSIDER THE FOLLOWING RISK FACTORS TOGETHER WITH ALL OF THE OTHER INFORMATION INCLUDED IN THIS FILING IN EVALUATING US AND OUR COMMON STOCK. OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD BE MATERIALLY AND ADVERSELY AFFECTED BY ANY OF THESE RISKS. THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE, AND YOU MAY LOSE ALL OR PART OF YOUR INVESTMENT.

THIS 8-K ALSO CONTAINS AND REFERENCES FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THE RISKS FACED BY US DESCRIBED BELOW AND ELSEWHERE IN THIS DOCUMENT. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS, OTHER INFORMATION INCLUDED IN THIS DOCUMENT AND INFORMATION CONTAINED IN OUR PERIODIC REPORTS THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE MATERIAL RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE RELATED TO THIS OFFERING. IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS, FINANCIAL CONDITION OR RESULTS OF OPERATIONS COULD BE MATERIALLY AND ADVERSELY AFFECTED, AND YOU MAY LOSE SOME OR ALL OF YOUR INVESTMENT.

A LIMITED OPERATING HISTORY COULD ADVERSELY AFFECT OUR BUSINESS, FINANCIAL CONDITION AND FUTURE OPERATIONS.

The Company acquired tangible and intangible assets on March 25, 2014 which it intends to develop. No products have been produced or sold. Because of the limited operating history of the Company, stockholders and the Company face a risk that future activities may be unsuccessful. The Company would then remain unprofitable which would adversely affect our business, financial condition and future operations

LACK OF MANAGEMENT EXPERIENCE IN THE ALTERNATIVE ENERGY INDUSTRY COULD ADVERSELY AFFECT THE COMPANY.

We have created a top management team of experienced and knowledgeable people to operate SmartData. Some members of Management and the Board of Directors may not have prior experience in the energy industry. Some members do, however, have extensive work experience in the reclamation, environmental industries, energy industries, financial/accounting industries, and business management. The lack of experience in the alternative energy industry may impair the management’s and the Directors' ability to evaluate and make decisions involving current operations of the Company and any future projects the Company may undertake in the alternative energy industry. Such impairment and lack of experience could adversely affect our business, financial condition and future operations.

AMOUNT OF TIME OFFICERS CAN DEVOTE TO COMPANY OPERATIONS COULD HAVE A MATERIAL ADVERSE AFFECT ON THE COMPANY.

The Company has three officers who are employed by other Companies, Matthew Schultz, our Chief Executive Officer, Zachary Bradford  our Chief Financial Officer and Michael Barrett our Chief Operating Officer is employed by other companies.  Mr. Schultz currently devotes approximately 50% of his time to the operations and demands of the Company.   Mr. Bradford currently devotes approximately 10% of his time to the operations and demands of the Company.  Mr. Barrett currently devotes approximately 10% of his time to the operations and demands of the Company.  If one or more of the officers of the Company could not perform the duties and responsibilities necessary for the success and development of the Company, it could have a material adverse affect on our business, financial condition and both current and future operations.

THE COMPANY MAY EXPERIENCE INCREASED WORKING CAPITAL REQUIREMENTS FROM TIME TO TIME ASSOCIATED WITH OUR BUSINESS.  SUCH AN INCREASED DEMAND FOR WORKING CAPITAL COULD ADVERSELY AFFECT OUR ABILITY TO MEET OUR LIQUIDITY NEEDS.

The Company operations could require the Company to utilize large sums of working capital, sometimes on short notice and sometimes without the ability to completely recover the expenditures on a timely basis or at all. If the Company encounters significant working capital requirements or cash outflows as a result of these or other factors, we may not have sufficient liquidity or the credit capacity to meet all of our cash needs.

IF THE COMPANY IS UNABLE TO ENFORCE OUR INTELLECTUAL PROPERTY RIGHTS OR IF OUR INTELLECTUAL PROPERTY RIGHTS BECOME OBSOLETE, THE COMPANY’S COMPETITIVE POSITION COULD BE ADVERSELY IMPACTED.

The Company utilizes a variety of intellectual property rights in our technologies. We view our portfolio of process and design technologies as one of our competitive strengths and we use it as part of our efforts to differentiate our service offerings. We may not be able to successfully preserve these intellectual property rights in the future and these rights could be invalidated, circumvented, or challenged. We may license technologies from third parties, there is a risk that our relationships with licensors may terminate or expire or may be interrupted or harmed. If we are unable to protect and maintain our intellectual property rights, or if there are any successful intellectual property challenges or infringement proceedings against us, our ability to differentiate our service offerings could be reduced. In addition, if our intellectual property rights or work processes become obsolete, we may not be able to differentiate our service offerings, and some of our competitors may be able to offer more attractive services to our customers. As a result, our business and revenue could be materially and adversely affected.

THE LOSS OF EXECUTIVE OFFICERS OR KEY EMPLOYEES COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS.

The Company depends greatly on the efforts of our executive officers and other key employees to manage our operations. The loss or unavailability of any of our executive officers or other key employees could have a material adverse effect on our business.

IF THE COMPANY IS UNABLE TO ATTRACT AND RETAIN A SUFFICIENT NUMBER OF AFFORDABLE SKILLED ENGINEERS AND WORKERS THE COMPANY’S ABILITY TO PURSUE PROJECTS MAY BE ADVERSELY AFFECTED AND THE COMPANY’S COSTS MAY INCREASE.

The Company’s rate of growth will be confined by resource limitations as competitors and customers compete for increasingly scarce resources. We believe that our success depends upon our ability to attract, develop and retain a sufficient number of affordable trained engineers that can execute our operational strategy. The demand for trained engineers and other skilled workers is currently high. If we are unable to attract and retain a sufficient number of skilled personnel, our ability to pursue projects may be adversely affected and the costs of performing our existing and future projects may increase, which may adversely impact our margins.

THE COMPANY IS A NEWLY-FORMED, DEVELOPMENT STAGE COMPANY WITH LIMITED OPERATING HISTORY AND NO REVENUES AND, ACCORDINGLY, YOU WILL NOT HAVE SIGNIFICANT BASIS ON WHICH TO EVALUATE THE COMPANY’S ABILITY TO ACHIEVE OUR BUSINESS OBJECTIVE.

The Company re-entered development stage in October 1, 1991 and has had limited operating results to date.  The Company has a very limited operating history with comparatively limited assets and cash resources. Because of our limited operating history, you will have a small basis upon which to evaluate our ability to achieve our business objectives.

THE COMPANY’S GROWTH IS DEPENDENT ON OBTAINING NEW CONTRACTS

The Company’s strategy is to grow by selling and licensing Gasification systems and other energy technologies.  Successful implementation of this strategy is conditional on numerous conditions, such as the ability to identify and close sales and there can be no assurance that our expansion strategy can be successfully executed.

UNFAVORABLE CHANGES IN GOVERNMENT REGULATION COULD HARM OUR BUSINESS

The Company’s products and services are subject to various international, federal, state and local laws, regulations and administrative practices affecting the Company’s business. Projects using our systems could be delayed or prevented by difficulties in obtaining or maintaining the required approvals, permits or licenses.  We cannot predict the nature of future laws, regulations, interpretations or applications, or determine what effect either additional government regulations or administrative orders, when and if promulgated, or disparate federal, state and local regulatory schemes would have on our business in the future.

GOVERNMENTAL REGULATION, ENVIRONMENTAL RISKS AND TAXES COULD ADVERSELY AFFECT THE COMPANY'S OPERATIONS.

The Company's energy operations will be subject to regulation by federal and state governments, including environmental laws. To date, the Company has not had to expend significant resources in order to satisfy environmental laws and regulations presently in effect. However, compliance costs under any new laws and regulations that might be enacted could adversely affect the Company's business and increase the costs of planning, designing, and producing our products.

The Company is subject to laws and regulations that control the discharge of materials into the environment require removal and cleanup in certain circumstances require the proper handling and disposal of waste materials or otherwise relate to the protection of the environment. Laws relating to the protection of the environment have in many jurisdictions become more stringent in recent years and may, in certain circumstances, impose strict liability, rendering the Company liable for environmental damage without regard to negligence of fault on the part of the Company. Such laws and regulations may expose the Company to liability for the conduct of, or conditions caused by, others or for acts of the Company that were in compliance with all applicable law at the time such acts were performed. The application of these requirements or the adoption of new requirements could have a material adverse effect on the business of the Company.

RESALE OF THE COMPANY’S COMMON STOCK MAY BE DIFFICULT BECAUSE THERE IS NOT AN ACTIVE TRADING MARKET FOR THE COMPANY’S COMMON STOCK AT THIS TIME, AND IT IS POSSIBLE THAT NO MARKET WILL DEVELOP. THIS MAY REDUCE OR LIMIT THE POTENTIAL VALUE OF THE COMPANY’S COMMON STOCK.

Although the Company is currently traded on the Over the Counter Bulletin Board (OTCBB), there is not currently an active trading market for the Company’s Common Stock in the United States, and there is no assurance that such a public market will develop in the future. Even in the event that a public market does develop, there is no assurance that it will be maintained or that it will be sufficiently active or liquid to allow stockholders to easily dispose of their shares. The lack of a public market or the existence of a public market with little or no activity or liquidity is likely to reduce or limit the potential value of our common stock. The OTCBB quotations reflect interdealer prices, without mark-up, mark-down or commission and may not represent actual transactions.

THE COMPANY’S COMMON STOCK IS CONSIDERED A "PENNY STOCK" WHICH COULD HAVE AN ADVERSE EFFECT ON THE TRADING MARKET FOR THE COMPANY'S SHARES.

The Company's securities are classified as a "penny stock" based upon their market price and the manner in which they are traded. The Securities and Exchange Act of 1934 requires additional disclosure relating to the market for "penny stocks." A penny stock is generally defined to be any equity security not listed on NASDAQ or a national securities exchange that has a market price of less than $5.00 per share, subject to certain exceptions.

Among these exceptions are shares issued by companies that have:

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net tangible assets of at least $2 million, if the issuer has been in continuous operation for three years;

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net tangible assets of at least $5 million, if the issuer has been in continuous operation for less than three years; or

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average annual revenue of at least $6 million for each of the last three years.

The Company does not currently meet the requirements of these exceptions and, therefore, the common shares are deemed penny stocks for purposes of the Exchange Act at any time while the Company's Common Stock trades below $5.00 per share. In such cases, trading in the Company's shares is regulated pursuant to Rules 15-g-1 through 15-g-6 and 15-g-9 of the Exchange Act. Under these rules, brokers or dealers recommending our shares to prospective buyers would be required, unless an exemption is available, to:

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deliver a lengthy disclosure statement in a form designated by the SEC relating to the penny stock market to any potential buyers, and obtain a written acknowledgement from each buyer that such disclosure statement has been received by the buyer prior to any transaction involving the Company’s shares;

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provide detailed written disclosure to buyers of current price quotations for the Company’s shares, and of any sales commissions or other compensation payable to any broker or dealer, or any other related person, involved in the transaction;

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send monthly statements to buyers disclosing updated price information for any penny stocks held in their accounts, and these monthly statements must include specified information on the limited market for penny stocks.

In addition, as the Company is subject to the penny stock rules, all brokers or dealers involved in a transaction in which our shares are sold to any buyer, other than an established customer or "accredited investor," must make a special written determination that the Company's shares would be a suitable investment for the buyer, and the brokers or dealers must receive the buyer's written agreement to purchase our shares, as well as the buyer's written acknowledgement that the suitability determination made by the broker or dealer accurately reflects the buyer's financial situation, investment experience and investment objectives, prior to completing any transaction in the Company’s shares. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in the Company’s shares and may limit the ability of our shareholders to sell in the secondary market, through brokers, dealers or otherwise. The Company also understands that many brokerage firms discourage their customers from trading in shares falling within the "penny stock" definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. The SEC from time to time may propose and implement even more stringent regulatory or disclosure requirements on shares not listed on NASDAQ or on a national securities exchange. The adoption of the proposed changes that may be made in the future could have an adverse effect on the trading market for the Company's shares.

THE COMPANY HAS NO PLANS TO PAY DIVIDENDS ON ITS COMMON STOCK, AND YOU MAY NOT RECEIVE FUNDS WITHOUT SELLING YOUR COMMON STOCK.

The Board of Directors of the Company does not intend to declare or pay dividends on the Company’s Common Stock in the foreseeable future. Instead, the Board of Directors generally intends to invest any future earnings in the business. Subject to Nevada law, the Company’s Board of Directors will determine the payment of future dividends on the Company’s Common Stock, if any, and the amount of any dividends in light of any applicable contractual restrictions limiting the Company’s ability to pay dividends, the Company’s earnings and cash flow, the Company’s capital requirements, the Company’s financial condition, and other factors the Company’s Board of Directors deems relevant. Accordingly, you may have to sell some or all of your Common Stock in order to generate cash flow from your investment. You may not receive a gain on your investment when you sell the Company’s Common Stock and may lose the entire amount of your investment.

DILUTION COULD HAVE AN ADVERSE AFFECT ON THE OWNERSHIP OF THE STOCKHOLDER IN THE REGISTRANT.

The Company may issue more Common Stock at prices determined by the board of directors in any private placements or offerings of securities, possibly resulting in dilution of the value of the Common Stock, and, given there is no preemptive right to purchase Common Stock, if a stockholder does not purchase additional Common Stock, the percentage share ownership of the stockholder in the Company will be reduced.

THE BUSINESS OF THE COMPANY MAY BE ADVERSELY AFFECTED IF THE COMPANY HAS MATERIAL WEAKNESSES OR SIGNIFICANT DEFICIENCIES IN ITS INTERNAL CONTROL OVER FINANCIAL REPORTING IN THE FUTURE.

As a public company the Company will incur significant legal, accounting, insurance and other expenses. The Sarbanes-Oxley Act of 2002, as well as compliance with other SEC and exchange listing rules, will increase our legal and financial compliance costs and make some activities more time-consuming and costly. Furthermore, SEC rules require that our chief executive officer and chief financial officer periodically certify the existence and effectiveness of our internal control over financial reporting. Our independent registered public accounting firm will be required to attest to our assessment of our internal control over financial reporting.

During the course of our testing, we may identify deficiencies that would have to be remediated to satisfy the SEC rules for certification of our internal controls over financial reporting. As a consequence, we may have to disclose in periodic reports we file with the SEC significant deficiencies or material weaknesses in our system of internal controls. The existence of a material weakness would preclude management from concluding that our internal control over financial reporting is effective, and would preclude our independent auditors from issuing an unqualified opinion that our internal control over financial reporting is effective. In addition, disclosures of this type in our SEC reports could cause investors to lose confidence in our financial reporting and may negatively affect the trading price of our Common Stock. Moreover, effective internal controls are necessary to produce reliable financial reports and to prevent fraud. If we have deficiencies in our disclosure controls and procedures or internal control over financial reporting it may negatively impact our business, results of operations and reputation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION CONTAINED IN THIS PROSPECTUS

This document contains some forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements involve risks and uncertainties. Forward-looking statements include statements regarding, among other things, (a) our projected sales, profitability, and cash flows, (b) our growth strategies, (c) anticipated trends in our industries, (d) our future financing plans and (e) our anticipated needs for working capital. They are generally identifiable by use of the words "may," "will," "should," "anticipate," "estimate," "plans," "potential," "projects," "continuing," "ongoing," "expects," "management believes," "we believe," "we intend" or the negative of these words or other variations on these words or comparable terminology. These statements may be found under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business," as well as other sections and documents or exhibits referenced in this document. In particular, these include statements relating to future actions, prospective products or product approvals, future performance or results of current and anticipated products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, and financial results.

Any or all of our forward-looking statements in this report may turn out to be inaccurate. They can be affected by inaccurate assumptions we might make or by known or unknown risks or uncertainties. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" and matters described in this Prospectus generally. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur. You should not place undue reliance on these forward-looking statements.

The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, we undertake no obligation to publicly update any forward-looking statements, whether as the result of new information, future events, or otherwise.

Item 2. Financial Information.

The disclosure required by Item 2 is hereby incorporated by reference from Items 6, 7, and 7A of the issuers 10-K filed with the Securities and Exchange Commission on December 30, 2013 and Item 1. of the issuers 10-Q filed with the Securities and Exchange Commission on February 14, 2014.

Item 3. Properties.

The corporate offices of SmartData Corporation are located in Clearfield, Utah, at 1436 Legend Hills Dr. The Company utilizes this space at no cost because of the limited use of the space. The Company does not expect this arrangement to be changed during the next 12 months.

Item 4. Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth as of March 24, 2014, the number and percentage of the 4,901,374 shares of outstanding common stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each executive officer, (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

	Number of Shares of Par Value $0.001 Common Stock	Percentage of
Name of Beneficial Owner	Beneficially Owned	Class

5% or Greater Stockholders
Burkeley Priest (1)	360,883	7.36%

Munson Family Limited Partnership	435,257	8.88%

Directors and named executive officers
S. Matthew Schultz	1,500,000	30.60%

Bruce Lybbert	1,500,000	30.60%

Zachary Bradford	530,760	10.83%

Michael Barrett	265380	5.41%

All Officers and Directors as a Group (4 Persons)	3,796,140	77.45%

There are no contracts or other arrangements that could result in a change of control of the Company.

Item 5. Directors and Executive Officers.

The following table sets forth the names, ages and positions of our current board members and executive officers:

Name	Age	Position(s)

S. Matthew Schultz	45	Chief Executive Officer and Director
Bruce L. Lybbert	70	Director
Zachary K. Bradford	28	Chief Financial Officer
Michael Barrett,	49	Chief Operating Officer

Our directors are elected for a term of one year and serve such director’s successor is duly elected and qualified. Each executive officer serves at the pleasure of the Board.

The Company has no nominating, audit or compensation committees at this time.

BACKGROUND INFORMATION

The following summarizes the occupational and business experience of our officers and directors.

S. Matthew Schultz, Chief Executive Officer, has been involved in many capacities with several publicly traded companies.  Most recently, he served as the President and CEO of Amerigo Energy, Inc., creating multiple syndicated offerings of developmental production programs, as well as overseeing the operations from permitting through production.  Since 1999, he has assisted numerous development and early stage companies to secure financing and experience significant growth.  As the President of Wexford Capital Ventures, Inc., he was instrumental in funding companies both domestically and abroad.  While serving as the Chairman of Pali Financial Group, Inc., he assisted in market development of dozens of public corporations.  He was a founding member and the Vice President of the Utah Consumer Lending Association.  A native of Lander, WY, he studied management and finance at Weber State University.

Bruce L. Lybbert, Director, A seasoned veteran of the brokerage industry and Wall Street has served on the Board of Directors in several Companies in the public and Private sectors.  Mr. Lybbert co-founded Tel America, Inc in 1982, growing it into a successful communications giant, which became the largest regional long distance carrier in the western United States. Mr. Lybbert holds a B.A. in finance and marketing from Weber State University and pursued post-graduate studies in finance at New York University.

Zachary K. Bradford,  Chief Financial Officer, is a licensed Certified Public Accountant in Nevada and a member of the American Institute of Certified Public Accountants.  He has served as the managing partner of a Public accounting and consulting firm in Henderson, Nevada since June 2013 and has served as a consultant and outsourced CFO for several companies in both the public and private sectors.  Mr. Bradford holds a B.S. in Accounting and a Masters of Accountancy from Southern Utah University.

Michael Barrett, Chief Operating Officer, Mr. Barrett is a licensed General Engineering and General Building Contractor with over 25 years experience in the construction and development industries. He is also a founding partner and principle of ICON Renewables, LLC. Where he has gained over 10 years of specialized waste-to-energy project development experience. He has worked directly with national and international industry leaders producing thousands of tons of high-value feedstocks annually.  Mr. Barrett has served as a professional consultant for several public and private sector firms and provides services such as investigation, discovery and research.  Mr. Barrett has provided regulatory management over many large commercial and industrial projects such as Rio-Tinto Kennecott Mine and Facilities, Utah’s Olympic Oval, Salt Lake County Emergency Operations Center, Jail and Sheriff Headquarters, Central Valley Water Reclamation Facility and many other large projects.

Family relationships

There are no family relationships among any of our officers or directors.

Involvement in legal proceedings

There are no legal proceedings that have occurred within the past ten years concerning our directors, or control persons which involved a criminal conviction, a criminal proceeding, an administrative or civil proceeding limiting one's participation in the securities or banking industries, or a finding of securities or commodities law violations.

Audit Committee and Financial Expert; Committees

The Company does not have an audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors.

The Company has no nominating or compensation committees at this time. The entire Board participates in the nomination and audit oversight processes and considers executive and director compensation. Given the size of the Company and its stage of development, the entire Board is involved in such decision making processes. Thus, there is a potential conflict of interest in that our directors and officers have the authority to determine issues concerning management compensation, nominations, and audit issues that may affect management decisions. We are not aware of any other conflicts of interest with any of our executive officers or directors.

Code of Ethics

The Company has adopted a code of ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller.  The Company will provide, at no cost, a copy of the Code of Ethics to any shareholder of the Company upon receiving a written request sent to the Company’s address shown on Page 1 of this report.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2013, all reporting persons complied with all applicable Section 16(a) filing requirements.  In 2014 Bruce Lybbert, S. Matthew Schultz and Zachary Bradford failed to timely file a Form 3 upon their appointment as an officers and director.

Changes in Nominating Process

There are no material changes to the procedures by which security holders may recommend nominees to our Board.

Item 6. Executive Compensation.

No current or prior officer or director has received any remuneration or compensation from the Company in the past three years, nor has any member of the Company’s management been granted any option or stock appreciation right. Accordingly, no tables relating to such items have been included within this Item. None of our employees are subject to a written employment agreement nor has any officer received a cash salary since our founding.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal periods ended September 30, 2013, 2012 and 2011 and for the period from October 1, 2013 to March 24, 2013. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)	Option Awards ($) (4)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Burkeley J. Priest, President	2013 2012 2011	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- 1,000	-0- -0- 1,000
S. Matthew Schultz	2013	-0-	-0-	1,500	-0-	-0-	-0-	-0-	1,500
Bruce L. Lybbert	2013	-0-	-0-	1,500	-0-	-0-	-0-	-0-	1,500
Zachary Bradford	2013	-0-	-0-	531	-0-	-0-	-0-	-0-	531
Michael Barrett	2013	-0-	-0-	265	-0-	-0-	-0-	-0-	265

Compensation of Directors

There are no agreements to compensate any of the directors for their services.  Our officers and directors are reimbursed for expenses incurred on our behalf.  However, our officers and directors anticipate receiving benefits as beneficial shareholders of our common stock.

We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our officers or employees.

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any former employees, officers or directors which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

Transactions with Management and Others

We utilize office space at the residence(s) of our Officers to conduct our activities at no charge.

From October 1, 2009 through February 23, 2014, the Company received $81,158 in advances from Burkeley J. Priest, former sole director and officer of the Company under convertible promissory notes.  The notes bear no interest and are convertible into shares of the Company’s common stock at a rate of $0.039 per share.  Although the notes bear no interest, the Company imputed interest at a rate of 8% and recognized $6,727 and $5,421 in interest expense for the periods September 30, 2013 and September 30, 2012 respectively.

On February 24, 2014, the Company entered into a Debt Settlement Agreement with Burkeley J. Priest, former sole director and officer of the Company, to settle all outstanding convertible debts which consists of advances provided to the Company of $81,158. Pursuant to the Debt Settlement Agreement, a cash payment of $19,500 and a $33,341 non-interest bearing promissory note due on February 24, 2016 has been issued to Mr. Priest as full consideration for all outstanding convertible debts.  Approximately $28,318 of contributed capital will be recognized as a result of the Settlement Agreement.

As of September 30, 2013 and 2012, respectively, the Company had convertible promissory note balances of $15,500 and $16,000 that were convertible into 39,744 and 41,026 shares of restricted common stock.  The notes are with a shareholder, bear no interest, and are payable on demand.

On February 24, 2014, the Company entered into a Debt Settlement Agreement with Munson Family Limited Partnership, an entity controlled by Gerard Rice, a former director and officer of the Company, to settle all outstanding convertible debts which consists of advances provided to the Company of $16,659. Pursuant to the Debt Settlement Agreement, a $16,659 non-interest bearing promissory note due on February 24, 2016 has been issued to Munson Family Limited Partnership as full consideration for all outstanding convertible debts.

The Company held a $15,500 convertible note due to Marcel Vifian.  On February 24, 2014 the board approved the repayment of the outstanding debt in cash.

On February 23, 2014, Bruce L. Lybbert was appointed as the sole officer and director for the company. As consideration for his appointment Mr. Lybbert received 1,500,000 shares of the Company's common stock valued at $0.001 per share.  The shares received represented 61.2% of the Company's issued and outstanding shares of common stock at the time of issuance.

On March 6, 2014, Mr. Bradford was appointed to serve as the Chief Financial Officer, Secretary, Treasurer and as a Director of Smartdata Corporation.  Mr. Bradford received 530,760 shares of the Company's common stock valued at $0.001 per share for his appointment as the Chief Financial Officer, Secretary, Treasurer and Director of the Company.

On March 13, 2014, Mr. Schultz was appointed to serve as the Chief Executive Officer and as a director of Smartdata Corporation.  Mr. Schultz received 1,500,000 shares of the Company's common stock valued at $0.001 per share for his appointment as the Chief Executive Officer and Director of the Company.

On March 13, 2014, Mr. Barrett was appointed to serve as the Chief Operating Officer of Smartdata Corporation.  Mr. Barrett received 265,380 shares of the Company's common stock valued at $0.001 per share for his appointment as the Chief Operating Officer of the Company.

Certain Business Relationships

Our policy is that a contract or transaction between the Company and another entity in which our director, has a financial interested is not necessarily void or voidable if the relationship or interest is disclosed or known to the board of directors and the stockholders are entitled to vote on the contract or transaction, or if it is fair and reasonable to our Company.

We utilize office space provided by our Officer(s) at no cost to the Company.

Indebtedness of Management

None; not applicable.

Conflicts of Interest

None of our key personnel is required to commit full time to our affairs and, accordingly, these individuals may have conflicts of interest in allocating management time among their various business activities.  In the course of their other business activities, certain key personnel may become aware of investment and business opportunities which may be appropriate for presentation to us, as well as the other entities with which they are affiliated. As such, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

Each officer and director is, so long as he is an officer or director, subject to the restriction that all opportunities contemplated by our plan of operation that come to his attention, either in the performance of his duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that he is affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies to which the officer or director is affiliated each desire to take advantage of an opportunity, then the applicable officer or director would abstain from negotiating and voting upon the opportunity.  However, the officer or director may still take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy in connection with these types of transactions.

Item 8. Legal Proceedings.

The Company is not the subject of any pending legal proceedings; and to the knowledge of management, no proceedings are presently contemplated against the Company by any federal, state or local governmental agency.

Further, to the knowledge of management, no director or executive officer is party to any action in which any has an interest adverse to the Company.

Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Market Information

Our common stock is listed on the Over the Counter Bulletin Board (“OTCBB”), under the symbol “SMTD".  There was not an active market and no trading volume during fiscal 2012 and fiscal 2013 and there has been no trading volume in 2014.

	CLOSING BID		CLOSING ASK
2014	High	Low	High	Low
January 1 thru March 24	1.01	1.01	NONE	NONE

2013
January 2 thru February 25.03		.01	NONE	NONE
February 26 thru March 28	2.00	1.01	NONE	NONE
April 1 thru June 28	1.01	1.01	NONE	NONE
July 1 thru December 2013	1.01	1.01	NONE	NONE

2012
January 3 thru March 30	NONE	NONE	NONE	NONE
April 2 thru June 29	NONE	NONE	NONE	NONE
July 2 thru September 28.025		.02	NONE	NONE
October 1 thru December 31.025		.005	NONE	NONE

The above quotations, as provided by OTC Markets Group, Inc., represent prices between dealers and do not include retail markup, markdown or commission.  In addition, these quotations do not represent actual transactions.

Holders

As of March 24, 2014, there were approximately 97 shareholders of record holding 4,901,374 shares of common stock.  This number does not include an indeterminate number of stockholders whose shares are held by brokers in street name. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Dividends

We have not paid, nor declared, any cash dividends since our inception and do not intend to declare any such dividends in the foreseeable future. Our ability to pay cash dividends is subject to limitations imposed by Nevada law. Under Nevada law, cash dividends may be paid to the extent that a corporation’s assets exceed its liabilities and it is able to pay its debts as they become due in the usual course of business.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

Item 10. Recent Sales of Unregistered Securities.

On February 23, 2014, Bruce L. Lybbert was appointed as the sole officer and director for the company. As consideration for his appointment Mr. Lybbert received 1,500,000 shares of the Company's common stock valued at $0.001 per share.  The shares received represented 61.2% of the Company's issued and outstanding shares of common stock at the time of issuance.

On March 6, 2014, Mr. Bradford was appointed to serve as the Chief Financial Officer, Secretary, Treasurer and as a Director of Smartdata Corporation.  Mr. Bradford received 530,760 shares of the Company's common stock valued at $0.001 per share for his appointment as the Chief Financial Officer, Secretary, Treasurer and Director of the Company.

On March 13, 2014, Mr. Schultz was appointed to serve as the Chief Executive Officer and as a director of Smartdata Corporation. Mr. Schultz received 1,500,000 shares of the Company's common stock valued at $0.001 per share for his appointment as the Chief Executive Officer and Director of the Company.

On March 13, 2014, Mr. Barrett was appointed to serve as the Chief Operating Officer of Smartdata Corporation.  Mr. Barrett received 265,380 shares of the Company's common stock valued at $0.001 per share for his appointment as the Chief Operating Officer of the Company.

Item 11. Description of Registrant’s Securities to be Registered.

Not applicable

Item 12. Indemnification of Directors and Officers.

Under applicable provisions of the Nevada Revised Statutes, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). Our articles of incorporation provide that, pursuant to Nevada law, our directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to our Company and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Nevada law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Nevada law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

The Company’s By-laws provide for the indemnification of our directors to the fullest extent permitted by applicable Nevada law, or any other applicable law. The Company’s By-laws further provide that we may modify the extent of such indemnification by individual contracts with its directors and officers.

The Company shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefore, all expenses incurred by any director or officer in connection with such proceeding; provided, however, that if applicable Nevada law requires, an advancement of expenses incurred by a director or officer in his or her capacity as a director and officers (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Company of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under the bylaws or otherwise.

The Company has been advised that in the opinion of the Securities and Exchange Commission, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than the our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Company is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Company may enter into indemnification agreements with each of the Company’s directors and officers that are, in some cases, broader than the specific indemnification provisions permitted by Nevada law, and that may provide additional procedural protection. The Company has not entered into any indemnification agreements with our directors or officers, but may choose to do so in the future.

At present, there is no pending litigation or proceeding involving any of the Company’s directors, officers or employees in which indemnification is sought, nor is the Company aware of any threatened litigation that may result in claims for indemnification.

Item 13. Financial Statements and Supplementary Data.

The disclosure required by Item 13 is hereby incorporated by reference from Item 8 of the issuers 10-K filed with the Securities and Exchange Commission on December 30, 2013 and Item 1. of the issuers 10-Q filed with the Securities and Exchange Commission on February 14, 2014.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The disclosure required by Item 14 is hereby incorporated by reference from Item 9 of the issuers 10-K filed with the Securities and Exchange Commission on December 30, 2013 and Item 4.01 of the issuers 8-K filed with the Securities and Exchange Commission on March 11, 2014.

Item 15. Financial Statements and Exhibits.

(a)

The disclosure required by Item 15 is hereby incorporated by reference from Item 8 of the issuers 10-K filed with the Securities and Exchange Commission on December 30, 2013 and Item 1 of the issuers 10-Q filed with the Securities and Exchange Commission on February 14, 2014.

(b)

The disclosure required by Item 15 is hereby incorporated by reference from Item 15 of the issuers 10-K filed with the Securities and Exchange Commission on December 30, 2013 and Item 6 of the issuers 10-Q filed with the Securities and Exchange Commission on February 14, 2014.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 and 2.01 of this Form 8-K is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

In connection with the Asset and Intellectual Property Purchase Agreement, the Company will issue 715,320 shares of restricted $0.001 par value common stock. The shares were authorized for issuance pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Item 5.06 Change in Shell Company Status

The Company is no longer a shell company, as defined in Rule 12b-2 under the Securities Exchange of 1934, because the Company has begun conducting operations as more fully described under Item 1.01 and 2.01.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

Exhibit 10.1	Asset and Intellectual Property Purchase Agreement. dated March 25, 2014

The disclosure required by Item 9.01 is hereby incorporated by reference from Item 15 of the issuers 10-K filed with the Securities and Exchange Commission on December 30, 2013 and Item 6 of the issuers 10-Q filed with the Securities and Exchange Commission on February 14, 2014 and Item 9.01 if the issuers 8-K(s) filed with the Securities and Exchange Commission on March 3, 2014, March 10, 2014, March 11, 2014 and March 17, 2014 respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2014	SmartData Corporation
(Registrant)

	By:	/s/ S. Matthew Schultz
S. Matthew Schultz, Chief Executive Officer